Employee Benefit Plan	9 Months Ended
Sep. 30, 2013
Employee Benefit Plan

11. Employee Benefit Plan

On September 25, 2002, the Company established the MacroGenics 401(k) Plan (the 401(k) Plan) for its employees under Section 401(k) of the IRC. Under this 401(k) Plan, all employees at least 21 years of age are eligible to participate in the 401(k) Plan, starting on the first day of each month. Employees may contribute up to 100% of their salary, subject to government maximums.

Employees are 100% vested in their contributions to the Plan. The Company’s contribution to the Plan, as determined by the Board of Directors, is discretionary. The Company’s contributions to the Plan totaled $225,195, $217,097 and $194,498 for the years ended December 31, 2012 and 2011 and the nine months ended September 30, 2013, respectively.